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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2001

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

              Bermuda                    000-23481            Not Applicable
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)


              16 Church Street                               Not Applicable
          Hamilton HM11, Bermuda                               (Zip Code)
(Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5. OTHER EVENTS.

Alasdair Davis is appointed to the Board of Directors effective February 1, 2001 and will assume the role of Chief Executive Officer at the annual general meeting in May 2001. Mr. Davis is currently Chief Operating Officer of the Company. John C Head III, currently Chairman and Chief Executive Officer, will remain as Chairman.

ITEM 7. EXHIBITS. Exhibit 99 Press Release dated January 31, 2001 is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2001

                                                 ESG RE LIMITED

                                                 By: s/Margaret L. Webster
                                                     ---------------------------
                                                      Margaret L. Webster